June 12, 2025 Forward Air Corporation Announces Results of 2025 Annual Meeting and Board Changes Shareholders Approve Reincorporation to Delaware GREENEVILLE, Tenn.--(BUSINESS WIRE)-- Forward Air Corporation (NASDAQ:FWRD) (the “Company”, “Forward Air”, “we”, “our”, or “us”) today announced changes to its Board of Directors following the Company’s 2025 Annual Meeting of Shareholders. Under the Company’s Corporate Governance Guidelines, the Forward Air Board of Directors has accepted the resignation of George Mayes, effective immediately. While Javier Polit and Laurie Tucker received the support of a majority of the votes cast by shareholders in their election, both have voluntarily resigned as members of the Board, effective immediately, in order to permit the Board and management to continue focusing on the Company’s operations, transformation plan and comprehensive strategic alternatives review. The Board has reduced its size to comprise eight directors, six of whom are independent. All directors have been appointed since January 2024 as part of the Board’s refreshment process. The Board has appointed Jerome Lorrain as Executive Chairman and Paul Svindland as Lead Independent Director. The Board issued the following statement: George, Javier and Laurie have been dedicated directors, offering critical leadership, insight and experience over their respective tenures and we thank them for their service. Looking ahead, we are committed to advancing the Company’s strategic alternatives review – which is well underway – and continued global transformation in order to improve operating results and maximize shareholder value. We will continue to work closely with the management team to realize the Company’s full intrinsic value. Shareholders have also approved all other proposals set forth in the Company’s proxy statement, including the Company’s 2025 Omnibus Incentive Compensation Plan, the Company’s 2025 Non-Employee Director Stock Plan, an advisory resolution on executive compensation, the ratification of the appointment of appointment of KPMG LLP as the Company's independent registered public accounting firm of the Company for the 2025 fiscal year and the reincorporation of the Company from Tennessee to Delaware. The final voting results, as tabulated by the independent Inspector of Elections, will be filed on a Form 8-K with the U.S. Securities and Exchange Commission. About Jerome Lorrain Exhibit 99.1

Mr. Lorrain has over 30 years of experience serving in a variety of roles in the logistics and transportation industry. He previously served as Chief Operating Officer of CEVA Logistics, a global end-to-end logistics company, and currently serves as director of Log-Hub, a supply chain solution and optimization company, and as the Executive Chairman of FluentCargo, a routing solutions provider. Additionally, Mr. Lorrain formerly served as a Director of SeaFrigo and as the Chairman of Arrive Logistics and Pilot Freight Services. About Paul Svindland Mr. Svindland is an experienced executive with three decades of experience in the transportation and logistics industry. He serves as Chairman of STG Logistics, a port-to-door services and supply chain solutions company, and previously served as its Chief Executive Officer from February 2020 to April 2025. Prior to that, Mr. Svindland served as the Chief Executive Officer and director of Celadon Group, Inc., a full-service domestic trucking company. About Forward Air Corporation Forward is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick- up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com. Note Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this communication relate to the Company’s expectations regarding the ongoing review of strategic alternatives, the expected benefits of reincorporation in Delaware on the Company; and expectations regarding the results of the Company’s ongoing transformation strategy. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as economic factors such as recently imposed tariffs and potential escalation from trading partners, the risks associated with the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect the Company’s operations and strategic plan; risks associated with the Company’s limited visibility to the impact of tariffs on third-party shipments; the timing of its review of any strategic alternatives; whether the Company will be able to identify or develop any strategic alternatives to its strategic plan as a standalone company; the Company’s ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether the Company can achieve the potential benefits of any strategic alternatives or its strategic plan as a standalone company; recessions, inflation, higher interest rates and downturns in customer business cycles, the Company's ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non- core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this communication is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.

View source version on businesswire.com: https://www.businesswire.com/news/home/20250612670204/en / Investors: Tony Carreño investorrelations@forwardair.com Media: Justin Moss (404) 362-8933 jmoss@forwardair.com Or Collected Strategies Nick Lamplough / Jim Golden / Tali Epstein forwardair-cs@collectedstrategies.com Source: Forward Air Corporation